NET OPERATING REVENUE (Tables)	12 Months Ended
Dec. 31, 2015
Other Income and Expenses [Abstract]
Schedule of Net Operating Revenue
	2015	2014	2013

Gross operating revenue	44,519,320	45,357,481	45,252,584

Deductions from gross revenue	(17,165,555)	(17,110,382)	(16,830,437)
Taxes	(8,148,655)	(8,906,909)	(9,538,623)
Discounts and other deductions	(9,016,900)	(8,203,473)	(7,291,814)

Net operating revenue	27,353,765	28,247,099	28,422,147